UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2025

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800
Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 30, 2025, iSpecimen Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As of the close of business on July 25, 2025, the record date for the Special Meeting, there were 3,979,517 shares of the Company’s common stock outstanding and entitled to vote. A total of 1,437,502 shares were present in person or represented by proxy, constituting approximately 36% of the shares outstanding and entitled to vote and therefore representing a quorum.

The proposals submitted to the stockholders at the Special Meeting are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 14, 2025. The final voting results for each proposal are set forth below.

1.	Approval of Reverse Stock Split

To approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”) to effect a reverse stock split of the Company’s common stock at a ratio in a range of one-for-ten (1:10) to one-for-one hundred (1:100), with the exact ratio to be determined by the Board of Directors (the “Board”) at its discretion.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,387,412	43,787	6,303	0

Proposal 1 was approved.

2.	Approval of Increase in Authorized Shares

To approve an amendment to the Charter to increase the total number of authorized shares of capital stock from 250,000,000 to 1,000,000,000.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,370,770	56,782	9,950	0

Proposal 2 was approved.

3.	Approval Pursuant to Nasdaq Listing Rule 5635(d) - Private Financing Transactions

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock (and/or securities convertible into or exercisable for common stock) in one or more private financing transactions, potentially exceeding 19.99% of the outstanding shares or voting power and at a price below the Minimum Price (as defined in Nasdaq rules).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,363,393	59,174	14,935	0

Proposal 3 was approved.

4.	Approval of Amendment to Certain Outstanding Convertible Securities

To approve an amendment to certain outstanding convertible securities to increase the conversion price floor from 50% to 80% of the lowest volume-weighted average price during the applicable measurement period.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,392,669	34,900	9,933	0

Proposal 4 was approved.

5.	Approval Pursuant to Nasdaq Listing Rule 5635(d) - Equity Line of Credit

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the Company’s entry into an equity line of credit arrangement and the potential issuance of shares thereunder in excess of 19.99% of the outstanding shares or voting power and at a price below the Minimum Price (as defined in Nasdaq rules).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,364,315	58,172	15,015	0

Proposal 5 was approved.

6.	Other Business

To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,378,910	44,077	14,515	0

Proposal 6 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2025

iSPECIMEN INC.

By:	/s/ Robert Bradley Lim
Name:	Robert Bradley Lim
Title:	Chief Executive Officer

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